SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                        (the "Fund")

      Supplement to Statement of Additional Information
                   dated November 29, 1995


On December 5, 1995, the shareholders of the Fund elected six additional Directors to the Board. Set forth below is the list of new Directors, together with information as to their principal business occupations during the past five years. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended, is indicated by an asterisk.

Herbert  Barg (Age 72).  Private Investor.  His  address  is
274 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

*  Alfred J. Bianchetti (Age 73).  Retired; formerly  Senior
Consultant to Dean Witter Reynolds Inc.  His address  is  19
Circle End Drive, Ramsey, New Jersey 07446.

Martin  Brody  (Age  74).  Vice Chairman  of  the  Board  of
Restaurant  Associates Industries Corp. and  a  Director  of
Jaclyn,  Inc.   His  address is HMK  Associates,  Three  ADP
Boulevard, Roseland, New Jersey 07068.

Dwight B. Crane (Age 58). Professor, Graduate School of Business Administration, Harvard University and a Director
of Peer Review Analysis, Inc. His address is Graduate School of Business Administration, Harvard University, Boston, Massachusetts 02163.

Stephen E. Kaufman (Age 63).  Attorney.  His address is  277
Park Avenue, New York, New York 10172.

Joseph  J.  McCann  (Age  65).   Financial  Consultant   and
formerly Vice President of Ryan Homes, Inc.  His address  is
200 Oak Park Place, Pittsburgh, Pennsylvania 15243.


____________________________________
Supplement dated December 14, 1995

FD 01058 12/95